Exhibit 10.8
Final Execution
RECEIVABLES ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS RECEIVABLES ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated and effective as of March 5, 2010, is entered into by and between CENTERLINE HOLDING COMPANY, a Delaware statutory trust (“CHC”), CENTERLINE CAPITAL GROUP INC., a Delaware corporation (“CCG”), CENTERLINE AFFORDABLE HOUSING ADVISORS LLC, a Delaware limited liability company (“CAHA”), CENTERLINE GUARANTEED MANAGER II LLC, a Delaware limited liability company (“Guaranteed Manager”), CENTERLINE GUARANTEED HOLDINGS LLC (“Guaranteed Holdings” or “Assignee” ), and each of the entities listed on Schedule A under the heading Special Limited Partner (each a “Special Limited Partner”, and collectively the “Special Limited Partners” and, together with CHC, CCG, CAHA, Guaranteed Manager and Guaranteed Holdings, the “Assignors”).
W I T N E S S E T H :
WHEREAS, Guaranteed Manager is the manager of each of the respective limited liability companies listed on Schedule A under the heading Guaranteed Fund General Partner (each a “Guaranteed Fund General Partner” and collectively, the “Guaranteed Fund General Partners”) and each of the Special Limited Partners;
WHEREAS, the respective Guaranteed Fund General Partner is (i) the general partner of each of the respective limited partnerships listed on Schedule A in the row that the respective Guaranteed Fund General Partner is listed under the heading Guaranteed Fund (each, a “Guaranteed Fund” and collectively, the “Guaranteed Funds”); (ii) the managing member of the general partner (each “a Guaranteed Partnership General Partner, and collectively, the “Guaranteed Partnership General Partners”) of respective limited partnerships listed in the row that the respective Guaranteed Fund General Partner is listed under the heading Guaranteed Partnership (each a “Guaranteed Partnership” and collectively, the Guaranteed Partnerships”);
WHEREAS, CAHA is the sole member of Guaranteed Manager and CCG is the sole member of CAHA;
WHEREAS, pursuant to that certain Master Assignment, Stabilization, Assignment Allocation, Servicing and Asset Management Agreement, dated as of even date hereof (the “Master Agreement”) by and among CHC, CCG, CAHA, Guaranteed Manager, Guaranteed Holdings and Centerline Mortgage Capital Inc., Guaranteed Holdings has among other things agreed to cause to be advanced to the Guaranteed Funds amounts necessary to cause Stabilization to occur with respect to certain Properties, and in consideration of such obligation, CCG, as the sole member of Guaranteed Holdings, is to contribute the Receivables defined in Section 1 below, which contribution is being made pursuant to the Limited Liability Company Agreement of Guaranteed Holdings, dated as of even date hereof (the “Guaranteed Holdings Operating Agreement”);

WHEREAS, each of the Assignors believes that making the assignments contained herein is in the best interests of the Assignors and each of the Guaranteed Funds and Guaranteed Partnerships, in which the Assignors hold a direct or indirect interest.
NOW, THEREFORE, it is hereby agreed as follows:
Section 1. Assignment of Receivables. Subject to the other terms of this Agreement, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective Assignors hereby grant, convey, transfer and assign to Guaranteed Holdings all right, title, claim and interest of the respective Assignors in and to their respective rights to receive payment or repayment of the following fees and obligations, whether presently owed and/or accrued or owed or accrued in the future (such rights being, collectively, the “Receivables”):
(a) the Fee Rights; and
(b) the Loan Receivables.
It is expressly acknowledged by the parties that
(i) the Receivables shall not include the right of any Assignors as an equity participant in the Guaranteed Funds or their constituent partners or members but shall be limited to the rights to receive fees or loan repayments;
(ii) each Assignor agrees that it will not cause or permit any Receivable, or any agreement, instrument or interest that gives rise, or could give rise, to a Receivable, to be converted into an equity interest (however designated);
(iii) in addition to the assignment of rights set forth above, the Assignors hereby pledge all of their right, title and interest in and to the agreements and other interests that give rise to the Receivables to Guaranteed Holdings, to secure the Assignors’ respective obligations to Guaranteed Holdings under this Agreement; and
(iv) the assignments of the Receivables to Guaranteed Holdings are intended to be absolute assignments in exchange for the consideration provided by Guaranteed Holdings under this agreement and the other Restructuring Documents, and not merely a collateral grant. However, if for any reason the assignment of the Receivables to Guaranteed Holdings is deemed not to be an absolute assignment, then the Assignors grant a back-up security interest on the Receivables in favor of Guaranteed Holdings to secure their obligations to Guaranteed Holdings under this Agreement.
Section 2. Directions to Constituent Parties; Set Off Rights.
(a) Guaranteed Manager shall cause the respective Guaranteed Fund to pay the Asset Management Fees and Disposition Fees to Guaranteed Holdings and to repay the Loan Receivables as and when such Asset Management Fees or Loan Receivables may payable under the terms of the respective Guaranteed Partnership Agreement. The Assignors make no representation as to whether the Guaranteed Funds will have sufficient assets to pay the Asset Management Fees and Disposition Fees or the Loan Receivables, either when due or at any other time. The parties acknowledge and agree that CCG and CAHA shall have the right to apply any Receivables arising with the respect to the Guaranteed Funds with respect to which such Operative Event has occurred to satisfy the obligation of Assignee to pay Guaranteed Fund Expenses with respect to such Guaranteed Fund prior to contributing such amounts to Assignee, subject to the Guaranteed Holdings BTB Swap Agreement.
(b) The Assignors shall remit all payments received with respect to the Receivables to the Guaranteed Holdings Operating Account (as defined in the Cash Management Agreement) subject to revision upon agreement as to payment of Guaranteed Fund Expenses.
(c) Each of the Guaranteed Funds and Guaranteed Fund General Partners, by executing this Agreement acknowledge such directions.
Section 3. No Other Encumbrances of Membership Interest. The Assignors hereby jointly and severally covenant and warrant to Guaranteed Holdings that (a) the Assignors have not executed any prior assignment or pledge which is still valid of any Assignor’s interest in the Receivables, (b) each Assignor has full right and authority to make this Agreement, (c) this Agreement is enforceable against each Assignor and (d) each Assignor will not transfer, sell, convey or make any additional assignment of the Receivables (other than pursuant to this Agreement or pursuant to any pledge given to Guaranteed Holdings or Merrill Lynch Capital Services, Inc. (“MLCS”) in connection with their obligations to the Guaranteed Partnerships).
Section 4. Representations And Warranties of Assignor. The Assignors hereby jointly and severally, represent and warrant to Guaranteed Holdings and MLCS, as a Third Party Beneficiary hereof, that as of the date hereof.
(a) The rights and interests being conveyed hereunder constitute valid and existing rights and interests of the Assignors.
(b) Each Assignor’s respective Organizational Documents are in full force and effect and constitute the valid, legal and binding obligations of the respective parties thereto. There are no defaults currently existing under the Assignors’ corporate, organizational or company governance documents and agreements and no events exist which, with the giving of notice or passage of time or both, would constitute defaults under such documents or agreements.
(c) Each Assignor has been duly formed and is in good standing in the State of Delaware and in each jurisdiction in which it is required to be in good standing; all necessary certificates, and all amendments thereto, have been duly recorded in the proper public records, and no state of facts now exists with respect to the Assignors that does not conform to the applicable certificates.
(d) Guaranteed Manager will not, by reason of entering into this Agreement, cease to be the manager of the Guaranteed Funds, the Local General Partners or the Special Limited Partners.
(e) The Master Agreement provides a direct and tangible benefit to the Assignors.
(f) The Receivables as of the date hereof are as set forth on Exhibit 4.3 of the Master Agreement.
Section 5. Covenants of Assignor Irrespective of Default. From and after the date of this Agreement, the Assignors hereby covenant and warrant that:1
(a) The Assignors will not, with respect to the Guaranteed Funds, without the prior written consent of Guaranteed Holdings and MLCS or unless otherwise permitted herein, take any action that could subordinate the present rights of Assignors to receive payments of the Asset Management Fees and Disposition Fees or Loan Receivables to any other rights of third parties.
(b) The Assignors will not, without the prior written consent of Guaranteed Holdings and MLCS, sell, transfer by gift, or otherwise alienate or dispose of any part of the Assignor’s interest in the Guaranteed Entities.
(c) The Assignors will not, without the prior written consent of Guaranteed Holdings and MLCS, amend, modify, or rescind any Organizational Documents or waive any rights thereunder, except those which are not material in nature and do not and will not, in the future, affect in any manner, the rights of Guaranteed Holdings hereunder.
(d) The Assignors will not, without the prior written consent of Guaranteed Holdings and MLCS, take or consent to any action which could result in a sale, encumbrance or hypothecation of any or all of the Receivables assigned hereby.
(e) The Assignors will, immediately after obtaining knowledge thereof, give written notice to Guaranteed Holdings in the event of any default under any Organizational Documents by any party thereto.
Section 6. No Conflicting Agreements. The Assignors hereby covenant and warrants to Guaranteed Holdings and MLCS that this Agreement does not and will not constitute a default by the Assignors, the Guaranteed Entities, under the Organizational Documents or any mortgage, deed of trust, security agreement, loan agreement, or other contract or agreement to which the Assignors or the Guaranteed Funds are a party.

[1]	Consider future sales of the GP interests in Local Partnerships that Centerline is currently holding.

Section 7. Binding Effect of Agreement. This Agreement will remain in full force and effect so long as the Guaranteed Funds are in existence and the Guaranteed Fund General Partner is the general partner thereof or any Receivables remain payable (the date upon which this Agreement is no longer in full force and effect, the “Termination Date”), and will bind and benefit the successors and permitted assigns of the Assignors and Guaranteed Holdings. Guaranteed Holdings may at any time assign or otherwise transfer, in whole or in part, any interest it may have hereunder. The Guaranteed Fund General Partner shall not transfer or assign its interest in the Guaranteed Fund, nor shall Guaranteed Manager transfer or assign its interest in the Guaranteed Partnership General Partner without the prior written consent of Guaranteed Holdings and MLCS, which may be conditioned upon such assignee’s or transferee’s assumption in writing of all of the Assignor’s Interest, rights and obligations in and under this Agreement. Nothing contained herein shall prohibit any party from assigning their rights, other than their rights in the Receivables, as collateral security for a loan to such party or its Affiliates.
Section 8. Remedies.
(a) The rights, powers and remedies given to Guaranteed Holdings by this Agreement will be in addition to all rights, powers and remedies given to Guaranteed Holdings by virtue of any statute or rule of law.
(b) No act done or omitted by Guaranteed Holdings pursuant to the rights and powers granted to it by this Agreement will be deemed a waiver by Guaranteed Holdings of its rights and powers pursuant to any instrument executed in connection with this Agreement and is made and accepted without any prejudice to any of the rights and powers possessed by Guaranteed Holdings with regard to the terms of any such instruments executed in connection therewith.
Section 9. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.
Section 10. Amendment. None of the terms or provisions of this Agreement may be waived, altered, modified, limited or amended except by an agreement executed by the Assignors and Guaranteed Holdings.
Section 11. Rights Supplement. The rights granted to Guaranteed Holdings herein will be supplementary and in addition to those granted in any other agreements with respect to the Guaranteed Funds.
Section 12. Notices. All notices and communications provided for hereunder will be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (changes prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

If to Guaranteed Holdings:	Centerline Capital Group Inc.
625 Madison Avenue
New York, NY 10022
Attention: Andrew J. Weil

with copies to:	Merrill Lynch Capital Services, Inc.
4 World Financial Center, 11th Floor
New York, NY 10080
Attention: James Nacos

and

Kutak Rock LLP
225 Peachtree Street, N.E.
Suite 2100
Atlanta, GA 30303
Attention: David A. Nix, Esq.

If to the Assignor:	Centerline Capital Group Inc.
625 Madison Avenue
New York, NY 10022
Attention: Andrew J. Weil

with copies to:	Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022
Attention: Alan S. Cohen, Esq.
Section 13. Counterparts. This Agreement may be executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, will constitute but one and the same executed and delivered document.
Section 14. Definitions. All capitalized terms used, but not defined herein, shall have the meaning ascribed to them in the Master Agreement.
SECTION 15. THIRD PARTY BENEFICIARY. The Assignors and Assignee hereby agree that MLCS is intended to, and shall be, a third party beneficiary of this Agreement. To the extent that this Agreement conflicts with the terms of the Guaranteed Holdings BTB Swap Agreement, the Guaranteed Holdings BTB Swap Agreement shall govern. To the extent not already provided for herein, all fees and payments hereunder shall be subordinate to any fees or payments owed to MLCS under the Guaranteed Holdings BTB Swap Agreement, or any documents related thereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the day and year first above written.

CENTERLINE HOLDING COMPANY
By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer and President

CENTERLINE CAPITAL GROUP INC.
By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer and President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC
By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED MANAGER II LLC
By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED HOLDINGS LLC

By:	Centerline Capital Group Inc., its managing member

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

Acknowledged and Agreed:

CENTERLINE GUARANTEED CORPORATE PARTNERS II LP-SERIES A

By:	RCC Guaranteed Asset Managers II L.L.C.- Series A, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED ASSET MANAGERS II L.L.C.-SERIES A

By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED CORPORATE PARTNERS II LP-SERIES B

By:	RCC Guaranteed Asset Managers II L.L.C.- Series B, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED ASSET MANAGERS II L.L.C.-SERIES B

By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED CORPORATE PARTNERS II LP-SERIES C

By:	RCC Guaranteed Asset Managers II L.L.C.- Series C, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED ASSET MANAGERS II L.L.C.-SERIES C

By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED CORPORATE PARTNERS II LP-SERIES D

By:	RCC Guaranteed Asset Managers II L.L.C.- Series D, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED ASSET MANAGERS II L.L.C.-SERIES D

By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED CORPORATE PARTNERS II LP-SERIES E

By:	RCC Guaranteed Asset Managers II L.L.C.- Series E, its general partner

	By:	Centerline Guaranteed Manager II LC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED ASSET MANAGERS II L.L.C.-SERIES E

By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE GUARANTEED CORPORATE PARTNERS II LP-SERIES F

By:	RCC Guaranteed Asset Managers II L.L.C.- Series F, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED ASSET MANAGERS II L.L.C.-SERIES F

By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

Acknowledged and Agreed:

RCC GUARANTEED SLP II, L.P.-SERIES A

By:	RCC Guaranteed Asset Managers II L.L.C.- Series A, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED SLP II, L.P.-SERIES B

By:	RCC Guaranteed Asset Managers II L.L.C.- Series B, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED SLP II, L.P.-SERIES C

By:	RCC Guaranteed Asset Managers II L.L.C.- Series C, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED SLP II, L.P.-SERIES D

By:	RCC Guaranteed Asset Managers II L.L.C.- Series D, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED SLP II, L.P.-SERIES E

By:	RCC Guaranteed Asset Managers II L.L.C.- Series E, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

RCC GUARANTEED SLP II, L.P.-SERIES F

By:	RCC Guaranteed Asset Managers II L.L.C.- Series F, its general partner

	By:	Centerline Guaranteed Manager II LLC, its manager

	By:	/s/ Marc D. Schnitzer

		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

SCHEDULE A

Guaranteed
		Guaranteed Fund	Partnership General
Guaranteed Fund	Guaranteed Partnership	General Partner	Partner	Special Limited Partner
Centerline Guaranteed Corporate Partners II LP-Series A	Centerline Guaranteed Partnership LP-Series A, Number 1	RCC Guaranteed Asset Managers II L.L.C.-Series A	RCC Guaranteed Asset Managers II L.L.C.-Series A, Number 1	RCC Guaranteed SLP II, L.P.-Series A
Centerline Guaranteed Corporate Partners II LP-Series B	Centerline Guaranteed Partnership LP-Series B, Number 1	RCC Guaranteed Asset Managers II L.L.C.-Series B	RCC Guaranteed Asset Managers II L.L.C.-Series B, Number 1	RCC Guaranteed SLP II, L.P.-Series B
Centerline Guaranteed Corporate Partners II LP-Series C	Centerline Guaranteed Partnership LP-Series C, Number 1 and Centerline Guaranteed Partnership LP-Series C, Number 2	RCC Guaranteed Asset Managers II L.L.C.-Series C	RCC Guaranteed Asset Managers II L.L.C.-Series C, Number 1 and RCC Guaranteed Asset Managers II L.L.C.-Series C, Number 2	RCC Guaranteed SLP II, L.P.-Series C
Centerline Guaranteed Corporate Partners II LP-Series D	Centerline Guaranteed Partnership LP-Series D, Number 1	RCC Guaranteed Asset Managers II L.L.C.-Series D	RCC Guaranteed Asset Managers II L.L.C.-Series D, Number 1	RCC Guaranteed SLP II, L.P.-Series D
Centerline Guaranteed Corporate Partners II LP-Series E	Centerline Guaranteed Partnership LP-Series E, Number 1 and Centerline Guaranteed Partnership LP-Series E, Number 2	RCC Guaranteed Asset Managers II L.L.C.-Series E	RCC Guaranteed Asset Managers II L.L.C.-Series E, Number 1 and RCC Guaranteed Asset Managers II L.L.C.-Series E, Number 2	RCC Guaranteed SLP II, L.P.-Series E